ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS - Pro Farm Group, Inc (Details) - Pro Farm Group, Inc $ in Thousands	Jul. 12, 2022 USD ($) patent
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS
Exchange ratio	0.088
Number of patents held | patent	343
Consideration of payment
Shares issued	$ 154,795
Assumed RSU & Stock options	1,620
Cash payment	29
Total consideration	$ 156,444